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                                                                   EXHIBIT 99.2

                 NON-NEGOTIABLE SUBORDINATED PROMISSORY NOTE

$2,500,000                                                    New York, New York
                                                              December 24, 1997


         FOR VALUE RECEIVED, the undersigned, DENT-X INTERNATIONAL, INC. (the "Company" or "Maker"), promises to pay ProDen SYSTEMS, INC. ("Payee"), its successors and assigns, at Payee's office at 13915 N.W. 3rd Court, Vancouver, Washington 98685, or such other place as the holder may designate in writing from time to time, the principal sum of Two Million Five Hundred Thousand Dollars ($2,500,000), in lawful money of the United States. No interest shall be payable upon this Note. The principal amount of this Note shall be payable in five (5) equal semi-annual installments of Five Hundred Thousand Dollars ($500,000), with the first payment due on January 1, 1999 and succeeding payments payable each July 1st and January 1st thereafter, with the final payment due on January 1, 2001.

         This Note may not be sold, pledged, assigned or otherwise disposed of (whether voluntarily or involuntarily), provided, however, that the Payee may distribute same to its sole shareholder upon the liquidation of the Payee.

         The Maker hereby agrees, and the holder of this Note by the holder's acceptance hereof agrees, that the payment of the principal on this Note is hereby expressly made subordinate and junior in right of payment to the prior payment in full of all Institutional Debt, Capitalized Leases or Permitted Liens, (each as hereinafter defined) of the Maker. The holder of this Note agrees, as part of such subordination, as follows:

                  (a) In the event of insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to the Maker or to any of the property of the Maker, or in the event of any proceedings for voluntary liquidation, dissolution or other winding-up of the Maker, whether or not involving insolvency or bankruptcy, then the holders of Institutional Debt, Capitalized Leases and Permitted Liens shall be entitled to receive payment in full of all principal of and premium, if any, and interest on all Institutional Debt, Capitalized Leases and Permitted Liens before the holder of this Note shall be entitled to receive any payment on account of principal on this Note, and to that end the holders of Institutional Debt shall be entitled to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash or property or securities, which may be payable or deliverable in any such proceedings in respect of this Note.


                  (b) In the event that the holder of this Note shall have received written notice to the effect that an event of default shall have occurred on any Institutional Debt, Capitalized Leases or Permitted Liens and be continuing (under circumstances in which the provisions of the foregoing paragraph (a) are not applicable), then, during the continuance of any such event of


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default, all principal of and premium, if any, and interest on all Institutional
Debt Capitalized Leases or Permitted Liens outstanding at the time of such notice shall first be paid in full, before any payment on account of principal or interest is made upon this Note.

         The provisions of this paragraph are for the purpose of defining the relative rights of the holders of Institutional Debt, Capitalized Leases or Permitted Liens on the one hand, and the holder of this Note on the other hand, against the Maker and its property; and nothing herein shall impair, as between the Maker and the holder of this Note, the obligation of the Maker, which is unconditional and absolute, to pay to the holder hereof the principal hereof in accordance with the terms and provisions hereof; nor shall anything herein prevent the holder of this Note from exercising all remedies otherwise permitted by applicable law upon default under this Note, subject to the rights, if any, under this paragraph of holders of Institutional Debt, Capitalized Leases or Permitted Liens to receive cash, property, stock or obligations otherwise payable or deliverable to the holder of this Note.

         For the purpose of this Note:

                  (a) "Debt" shall mean all indebtedness of the Maker and any affiliate thereof, including, but not limited to, AFP IMAGING CORPORATION ("PARENT"), at any date, which would, in accordance with generally accepted accounting principles, be classified as indebtedness, whether funded or current, but in any event including:

                           (i)  all indebtedness guaranteed, directly or
indirectly, in any manner by such corporation(s) or in effect guaranteed directly or indirectly by such corporation(s) through an agreement, contingent or otherwise, to supply funds to or in any other manner invest in the debtor, to purchase indebtedness or to purchase goods, supplies or services for the purpose of enabling the debtor to make payment of the indebtedness or to assure the owner of the indebtedness against loss, or otherwise;

                           (ii) all indebtedness for the payment of purchase of
 which such corporation(s) has agreed, contingently or otherwise, to advance or supply funds;

                           (ii) all indebtedness secured by any mortgage, lien,
pledge, charge or encumbrance of any kind upon property owned by such corporation(s), even though such corporation(s) has not assumed or become liable for the payment of such indebtedness; and

                           (iv) all indebtedness of such corporation(s) created

or arising under any

conditional sale or other title retention agreement with respect to property acquired by such corporation(s), even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession of such property; and

                  (b) "Institutional Debt" shall mean the principal of and interest on Debt outstanding for money borrowed by the Maker and/or PARENT, from any bank, insurance

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company or other institutional lender before or after the date of this Note created or evidenced by notes, bonds, debentures or similar instruments or by a loan agreement or loan agreements under which the indebtedness is reflected in a loan account, including, but not limited to unsecured cash-flow based loans; all purchase money Debt incurred by the Maker before or after the date of this Note created or evidenced by notes, bonds, mortgages, deeds of trust or similar instruments (excluding any of such Debt which by the terms of the instrument creating or evidencing the same is subordinated to or pari passu with this
Note); and any future private financings.

                  (c) "Capitalized Lease" shall mean items of equipment or machinery acquired by the Maker and/or PARENT so long as the lender's security is limited to such equipment or machinery, and any proceeds from the sale thereof.

                  (d) "Permitted Liens" shall mean (i) any lien securing a tax, assessment or other governmental charge or levy or the claim of a materialman, mechanic, carrier, warehouseman or landlord for labor, materials, supplies or rentals incurred in the ordinary course of business; and (ii) any lien constituting an encumbrance in the nature of zoning restrictions, easements and rights or restrictions of record on the use of real property that does not materially detract from the value of such property or impair the use thereof in the business of the Maker and/or PARENT.

         Subject to the rights of the holders of the Institutional Debt, Capitalized Leases and Permitted Liens, the Payee shall have the right, without demand or notice, to accelerate this Note and to declare the entire unpaid balance hereof and the obligations evidenced hereby immediately due and payable and to seek and obtain payment of this Note upon the occurrence of any of the following events of default: (a) the Maker fails to pay any principal installment due under this Note within ten (10) days after such payment becomes due, or (b) the Maker or PARENT admits in writing its inability to pay its respective debts generally as they become due, files a petition in bankruptcy, reorganization or insolvency act, makes an assignment for the benefit of creditors, consents to the appointment of a receiver for itself or for all or substantially all of its property or, on a petition in bankruptcy filed against it, is adjudicated a bankrupt, which judgment, order or decree shall not be appealed within the permitted time period from the date of entry thereof and subsequently vacated. Upon such declaration, the obligations evidenced by this Note shall be immediately due and payable.

         In the event of any event of default hereunder, the Maker agrees to pay to the Payee all expenses incurred by the Payee, including, without limitation, reasonable fees and disbursements of counsel, incurred by the Payee in the enforcement and collection of this Note.

         Subject to the rights of the holder of the Institutional Debt and as otherwise expressly provided herein, Maker hereby waives demand, protest, presentment for payment, notice of dishonor , notice of protest, diligence in bringing suit against any party, and hereby consents that the time for payment of all or any part of the principal amount may be extended from time to time by Payee without notice, and that any such extension shall not discharge or otherwise impair the

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obligations represented by this Note. The foregoing waivers shall not be deemed to waive the requirement of any notice, demand or cure periods expressly provided for in this Note.

         Notwithstanding anything contained herein to the contrary, Maker may offset from the first principal payments due hereunder any amounts for which Payee and its sole shareholder, Cade Adams ("Shareholder"), are required to indemnify Maker and PARENT under Section 12.1 of the Asset Purchase Agreement ("Asset Purchase Agreement") dated as of December 23, 1997, by and among PARENT, Payee, Maker and Shareholder.

         THE COMPANY AND ANY HOLDER OF THIS NOTE HEREBY WAIVES TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION, OR PROCEEDING IN ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THIS NOTE OR THE ENFORCEMENT OF ANY OF THE HOLDER'S RIGHTS AND REMEDIES. THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, EACH HOLDER OF THIS NOTE, ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY AND ONLY AFTER THOROUGH CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEY. NEITHER THE COMPANY NOR ANY HOLDER OF THIS NOTE HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

         SUBJECT TO SECTION 12.1(c) OF THE ASSET PURCHASE AGREEMENT, THE COMPANY AND ANY HOLDER OF THIS NOTE HEREBY AGREE THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF MAKER'S FAILURE TO MAKE PAYMENT UNDER THIS NOTE MUST BE RESOLVED, TO THE EXTENT POSSIBLE, BY INFORMAL MEETINGS AND DISCUSSIONS IN GOOD FAITH BETWEEN THE PARTIES.

         SUBJECT TO SECTION 12.1(c) OF THE ASSET PURCHASE AGREEMENT, IF A DISPUTE BETWEEN THE PARTIES CANNOT BE RESOLVED BY INFORMAL MEETINGS AND DISCUSSIONS WITHIN SEVEN DAYS AFTER COMMENCEMENT THEREOF, UNLESS EXTENDED BY BOTH MAKER AND PAYEE, EITHER PARTY TO THIS NOTE MAY ELECT TO EXERCISE ITS RIGHT TO REQUIRE MEDIATION OF THE DISPUTE. DURING MEDIATION, THE PARTIES AGREE TO NEGOTIATE IN GOOD FAITH AS TO THE MATTER SUBMITTED TO MEDIATION. IN SUCH EVENT,

THE PARTIES SHALL EITHER: (I) APPOINT A SINGLE MEDIATOR IF THEY CAN AGREE ON ONE MEDIATOR; OR (II) IF THE PARTIES CANNOT AGREE ON A SINGLE MEDIATOR, EACH APPOINT ONE MEDIATOR, AND THE TWO MEDIATORS SHALL APPOINT A THIRD MEDIATOR. NO MEDIATOR SHALL BE AN EMPLOYEE, OFFICER, BOARD MEMBER, CONSULTANT, SUPPLIER OR CUSTOMER, OR OTHERWISE AFFILIATED WITH A PARTY TO THIS NOTE AND SHALL BE REASONABLY QUALIFIED TO ACT AS A MEDIATOR WITH RESPECT TO THE NEGOTIATION OF NOTES SIMILAR TO THIS NOTE. EACH PARTY SHALL

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SHARE EQUALLY IN THE OUT-OF-POCKET COSTS FOR MEDIATION; PROVIDED THAT THE
MEDIATORS SHALL BE EMPOWERED TO REQUIRE ONE PARTY TO PAY MORE THAN ONE-HALF OF THE EXPENSES IF THE MEDIATORS DETERMINE THAT SUCH PARTY IS NOT NEGOTIATING IN GOOD FAITH IN THE MEDIATION PROCESS. THE LOCATION OF THE MEDIATION AND SPECIFIC PROCEDURES RELATING TO THE MEDIATION SHALL BE DETERMINED BY THE MEDIATOR(S), AND EACH PARTY AGREES TO COMPLY WITH ALL DECISIONS, DIRECTIONS, INSTRUCTIONS AND PROCEDURES MADE OR ESTABLISHED IN GOOD FAITH BY THE MEDIATOR(S). ANY MEDIATED RESOLUTION BETWEEN THE PARTIES SHALL BE AS CONSISTENT AS IS PRACTICAL WITH THE EXISTING AGREEMENTS BETWEEN THE PARTIES AND SHALL NOT SERVE TO MODIFY, AMEND OR OTHERWISE CHANGE THEIR RESPECTIVE RIGHTS AND OBLIGATIONS UNDER SUCH EXISTING AGREEMENTS.

         SUBJECT TO SECTION 12.1(c) OF THE ASSET PURCHASE AGREEMENT, IF THE PARTIES ARE UNABLE TO RESOLVE A CONTROVERSY BY MEDIATION WITHIN FIFTEEN (15) DAYS AFTER COMMENCEMENT THEREOF, THE DISPUTE SHALL BE SETTLED BY BINDING ARBITRATION, AND A CORRESPONDING JUDGMENT MAY BE ENTERED IN A COURT OF COMPETENT JURISDICTION. ARBITRATION OF ANY DISPUTE MAY BE INITIATED BY ONE PARTY BY SENDING A WRITTEN DEMAND FOR ARBITRATION TO THE OTHER PARTY. THIS DEMAND WILL SPECIFY THE MATTER IN DISPUTE AND REQUEST THE APPOINTMENT OF AN ARBITRATION PANEL. THE MAILING OF PROCESS TO THE PAYEE AT PAYEE'S OFFICE AT 13915 N.W. 3RD COURT, VANCOUVER, WASHINGTON 98685 AND TO THE MAKER AT MAKER'S OFFICE AT 250 CLEARBROOK ROAD, ELMSFORD, NEW YORK 10523, WILL BE DEEMED PERSONAL SERVICE AND ACCEPTED BY THE PARTIES FOR THE ARBITRATION OR PROCEEDING WITH RESPECT TO THIS NOTE. THE ARBITRATION PANEL WILL CONSIST OF ONE ARBITRATOR AGREED UPON BY THE PARTIES. IF THE PARTIES CANNOT AGREE UPON A SINGLE ARBITRATOR, THEN THE ARBITRATION PANEL WILL CONSIST OF ONE ARBITRATOR NAMED BY EACH PARTY AND A THIRD ARBITRATOR NAMED BY THE TWO ARBITRATORS SO CHOSEN. THE ARBITRATION HEARING WILL BE CONDUCTED IN ACCORDANCE WITH THE PROCEDURAL RULES SET FORTH IN THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION. THE SITUS OF THE ARBITRATION WILL BE IN THE CITY OF CHICAGO, STATE OF ILLINOIS, UNLESS THE PARTIES HERETO AGREE TO THE CONTRARY. THE ARBITRATORS MAY ELECT, BUT ARE NOT REQUIRED, TO REQUEST DISCUSSIONS WITH THE PARTIES, INDIVIDUALLY OR JOINTLY.

         SUBJECT TO SECTION 12.1(c) OF THE ASSET PURCHASE AGREEMENT, THE PREVAILING PARTY IN ARBITRATION SHALL BE ENTITLED TO COSTS,
EXPENSES AND REASONABLE ATTORNEY'S FEES.

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         All demands and notices to be given hereunder in the case of the
Company, addressed to its corporate office at 250 Clearbrook Road, Elmsford, New York 10523 with a copy to Snow Becker Krauss PC, New York, New York 10158, Attn:
Jack Becker, and in the case of Payee, addressed to the address written above with a copy to Davis Wright Tremaine LLP, 1300 S.W. Fifth Avenue, Portland, Oregon 97201, Attn: Mitton Stewart, in either case, until a new address shall have been substituted by like notice.

         This Note may not be changed, modified or terminated orally, nor may any of its provisions be waived, except by an agreement in writing signed by the party against whom enforcement of such change, modification or termination is sought.

         This Note shall be governed by and construed in accordance with the laws of the State of New York and shall be binding upon the successors and assigns of the Maker and inure to the benefit of the Payee, its successors, endorsees and assigns. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

         IN WITNESS WHEREOF, the Company has caused this Note to be executed on its behalf by its duly authorized officer on the day and year first above written.

                                                DENT-X INTERNATIONAL, INC.

                                                By:   /s/ Donald Rabinovitch
                                                      ---------------------
                                                Name:  Donald Rabinovitch
                                                Title: President

                                    GUARANTY

         The undersigned guaranties the full payment of all amounts due and owing by the Company under this Note, subject to whatever rights of offset the undersigned may have against Payee under the Asset Purchase Agreement. Payee may pursue its remedies under this Guaranty concurrently with or independently of any action or proceeding against the Company. THE GUARANTOR AGREES TO THE VENUE AND WAIVER OF JURY TRIAL PROVISIONS CONTAINED IN THE NOTE AS IF INCORPORATED HEREIN IN ITS ENTIRETY.

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                                             AFP IMAGING CORPORATION

                                             By:    /s/ Donald Rabinovitch
                                                    -----------------------
                                             Name:  Donald Rabinovitch
                                             Title: President


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